UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

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                                                     THE COMMISSION ONLY (AS
                                                     PERMITTED BY RULE
                                                     14c-6(e)(2)
[ ]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Time Horizon Funds
      ---------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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                                  Registrant)

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         and 0-11.

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

                               TIME HORIZON FUNDS
                            Time Horizon Portfolio 1
                            Time Horizon Portfolio 2
                            Time Horizon Portfolio 3
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809

              -----------------------------------------------------

                              IMPORTANT INFORMATION
                            REGARDING YOUR INVESTMENT

              -----------------------------------------------------


                                                                  August 4, 1999
Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on August 13, 1999. Our records indicate that as of May 21, 1999 ("Record Date") you were holding shares in the Time Horizon Funds. As of today, our records also indicate that we have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting! We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the possibility of a meeting adjournment. Unless you attend the meeting and vote in person, we must receive your proxy no later than Friday, August 13, 1999.

For your convenience, we have established three easy methods by which to register your vote:

     1.   BY TOUCH-TONE PHONE:     Please refer to the "800" number printed on
          -------------------      the enclosed proxy card.

     2.   BY INTERNET:             Visit www.proxyvote.com.  Once there, enter
          -----------              the 12-digit control number located on the
                                   enclosed proxy card.

     3.   BY MAIL:                 Execute the enclosed proxy card and return it
          -------                  in the enclosed postage paid envelope.
                                   Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by August 13, 1999.

If you have any questions regarding the meeting agenda, please call Shareholder Communications Corporation at 1-800-433-2279.

If you have already voted your shares, thank you for participating and please disregard this notice.

                               TIME HORIZON FUNDS
                            Time Horizon Portfolio 1
                            Time Horizon Portfolio 2
                            Time Horizon Portfolio 3
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809

              -----------------------------------------------------

                              IMPORTANT INFORMATION
                            REGARDING YOUR INVESTMENT

              -----------------------------------------------------


                                                                  August 4, 1999
Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on August 13, 1999. Our records indicate that as of May 21, 1999 ("Record Date") you were holding shares in the Time Horizon Funds. As of today, our records also indicate that we have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting! We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the possibility of a meeting adjournment. Unless you attend the meeting and vote in person, we must receive your proxy no later than Friday, August 13, 1999.

For your convenience, we have established three easy methods by which to register your vote:

     1.   BY PHONE:      Please call Shareholder Communications Corporation toll
          --------       free at 1-800-433-2279.  Representatives are available
                         to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m.

     2.   BY FAX:        Simply fax your executed ballot to 1-800-733-1885.
          ------

     3.   BY MAIL:       Execute the enclosed proxy card and return it in the
          -------        enclosed postage paid envelope. Please utilize this
                         option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by August 13, 1999.

If you have any questions regarding the meeting agenda, please call Shareholder Communications Corporation at 1-800-433-2279.

If you have already voted your shares, thank you for participating and please disregard this notice.

                               TIME HORIZON FUNDS
                            Time Horizon Portfolio 1
                            Time Horizon Portfolio 2
                            Time Horizon Portfolio 3
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809

              -----------------------------------------------------

                              IMPORTANT INFORMATION
                            REGARDING YOUR INVESTMENT

              -----------------------------------------------------


                                                                  August 4, 1999
Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on August 13, 1999. Our records indicate that as of May 21, 1999 ("Record Date") you were holding shares in the Time Horizon Funds. As of today, our records also indicate that we have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting! We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the possibility of a meeting adjournment. Unless you attend the meeting and vote in person, we must receive your proxy no later than Friday, August 13, 1999.

For your convenience, we have established three easy methods by which to register your vote:

     1.   BY PHONE:           Please call Shareholder Communications Corporation
          --------            toll free at 1-800-433-2279.  Representatives are
                              available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m.

     2.   BY INTERNET:        Visit www.proxyvote.com. and enter the 12-digit
          -----------         control number located on the enclosed proxy card.

     3.   BY MAIL:            Sign the enclosed proxy card and return it in the
          -------             enclosed postage paid envelope. Please utilize
                              this option only if methods 1 and 2 are
                              unavailable, as we may not receive your proxy by August 13, 1999.

If you have any questions regarding the meeting agenda, please call Shareholder Communications Corporation at 1-800-433-2279.

                               NATIONS FUND TRUST
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255

              -----------------------------------------------------

                              IMPORTANT INFORMATION
                            REGARDING YOUR INVESTMENT

              -----------------------------------------------------


                                                                  August 4, 1999
Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on August 13, 1999 for the Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. Our records indicate that as of May 13, 1999 ("Record Date") you were holding shares in either one or both of the Funds. However, our records also indicate that we have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting! We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the possibility of a meeting adjournment. Unless you attend the meeting and vote in person, we must receive your proxy no later than Friday, August 13, 1999.

For your convenience, we have established three easy methods by which to register your vote:

     1.   BY PHONE:           Please call Shareholder Communications Corporation
          --------            toll free at 1-800-790-6347.  Representatives are
                              available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m.

     2.   BY INTERNET:        Visit www.proxyvote.com. and enter the 12-digit
          -----------         control number located on the enclosed proxy card.

     3.   BY MAIL:            Sign the enclosed proxy card and return it in the
          -------             enclosed postage paid envelope. Please utilize
                              this option only if methods 1 and 2 are
                              unavailable, as we may not receive your proxy by August 13, 1999.

If you have any questions regarding the meeting agenda, please call Shareholder Communications Corporation at 1-800-790-6347.

                               NATIONS FUND TRUST
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255

              -----------------------------------------------------

                              IMPORTANT INFORMATION
                            REGARDING YOUR INVESTMENT

              -----------------------------------------------------


                                                                  August 4, 1999
Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on August 13, 1999 for the Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. Our records indicate that as of May 13, 1999 ("Record Date") you were holding shares in either one or both of the Funds. However, our records also indicate that we have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting! We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the possibility of a meeting adjournment. Unless you attend the meeting and vote in person, we must receive your proxy no later than Friday, August 13, 1999.

For your convenience, we have established three easy methods by which to register your vote:

     1.   BY PHONE:      Please call Shareholder Communications Corporation toll
          --------       free at 1-800-790-6347.  Representatives are available
                         to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m.

     2.   BY FAX:        Simply fax your executed ballot to 1-800-733-1885.
          ------

     3.   BY MAIL:       Sign the enclosed proxy card and return it in the
          -------        enclosed postage paid envelope. Please utilize this
                         option only if methods 1 and 2 are unavailable, as we may not receive your proxy by August 13, 1999.

If you have any questions regarding the meeting agenda, please call Shareholder Communications Corporation at 1-800-790-6347.

                               NATIONS FUND TRUST
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255

              -----------------------------------------------------

                              IMPORTANT INFORMATION
                            REGARDING YOUR INVESTMENT

              -----------------------------------------------------


                                                                  August 4, 1999
Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on August 13, 1999 for the Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. Our records indicate that as of May 13, 1999 ("Record Date") you were holding shares in either one or both of the Funds. However, our records also indicate that we have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting! We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the possibility of a meeting adjournment. Unless you attend the meeting and vote in person, we must receive your proxy no later than Friday, August 13, 1999.

For your convenience, we have established three easy methods by which to register your vote:

     1.   BY TOUCH-TONE PHONE:     Please refer to the "800" number printed on
          -------------------      the enclosed proxy card.

     2.   BY INTERNET:             Visit www.proxyvote.com.  Once there, enter
          -----------              the 12-digit control number located on the
                                   enclosed proxy card.

     3.   BY MAIL:                 Execute the enclosed proxy card and return it
          -------                  in the enclosed postage paid envelope.
                                   Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by August 13, 1999.

If you have any questions regarding the meeting agenda, please call Shareholder Communications Corporation at 1-800-790-6347.